                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Phillip  Gillespie,  Mitchell J.  Lindauer and Kathleen T. Ives
each as my true and  lawful  attorney-in-fact  and  agent,  with full power of substitution  and  resubstitution,  for me and in my capacity as a Director or
Trustee of  Centennial  California  Tax-Exempt  Trust,  Centennial  Government
Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt  Trust,
Centennial Tax-Exempt Trust,  Oppenheimer Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion Income Fund,  Oppenheimer  Equity Fund, Inc.,
Oppenheimer  High  Yield  Fund,   Oppenheimer  Integrity  Funds,   Oppenheimer
International   Bond   Fund,   Oppenheimer   Limited-Term   Government   Fund,
Oppenheimer  Main Street  Funds,  Inc.,  Oppenheimer  Main Street  Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer  Principal Protected Trust,  Oppenheimer Principal Protected Trust
II, Oppenheimer  Principal  Protected Trust III,  Oppenheimer Real Asset Fund,
Oppenheimer  Senior  Floating Rate Fund,  Oppenheimer  Strategic  Income Fund,
Oppenheimer  Variable Account Funds,  Panorama Series Fund, Inc (the "Funds"),
to  sign on my  behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the Securities
Act of  1933,  the  Investment  Company  Act of 1940  and any  amendments  and supplements  thereto,  and proxy  statements or other  documents in connection thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other documents  in  connection  therewith,  with the U.S.  Securities  and Exchange
Commission,  granting  unto said  attorneys-in-fact  and  agents,  and each of them,  full power and authority to do and perform each and every act and thing requisite and  necessary to be done in and about the premises,  as fully as to all intents and  purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 29th day of August, 2006

/s/ William L Armstrong
________________________
William L. Armstrong

Witness:  /s/ Kathleen Ives
_______________________________
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Phillip  Gillespie,  Mitchell J.  Lindauer and Kathleen T. Ives
each as my true and  lawful  attorney-in-fact  and  agent,  with full power of substitution  and  resubstitution,  for me and in my capacity as a Director or
Trustee of  Centennial  California  Tax-Exempt  Trust,  Centennial  Government
Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt  Trust,
Centennial Tax-Exempt Trust,  Oppenheimer Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion Income Fund,  Oppenheimer  Equity Fund, Inc.,
Oppenheimer  High  Yield  Fund,   Oppenheimer  Integrity  Funds,   Oppenheimer
International   Bond   Fund,   Oppenheimer   Limited-Term   Government   Fund,
Oppenheimer  Main Street  Funds,  Inc.,  Oppenheimer  Main Street  Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer  Principal Protected Trust,  Oppenheimer Principal Protected Trust
II, Oppenheimer  Principal  Protected Trust III,  Oppenheimer Real Asset Fund,
Oppenheimer  Senior  Floating Rate Fund,  Oppenheimer  Strategic  Income Fund,
Oppenheimer  Variable Account Funds,  Panorama Series Fund, Inc (the "Funds"),
to  sign on my  behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the Securities
Act of  1933,  the  Investment  Company  Act of 1940  and any  amendments  and supplements  thereto,  and proxy  statements or other  documents in connection thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other documents  in  connection  therewith,  with the U.S.  Securities  and Exchange
Commission,  granting  unto said  attorneys-in-fact  and  agents,  and each of them,  full power and authority to do and perform each and every act and thing requisite and  necessary to be done in and about the premises,  as fully as to all intents and  purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 29th day of August, 2006

/s/ Robert G. Avis
________________________
Robert G. Avis

Witness:  /s/ Kathleen Ives
  _______________________________
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Phillip  Gillespie,  Mitchell J.  Lindauer and Kathleen T. Ives
each as my true and  lawful  attorney-in-fact  and  agent,  with full power of substitution  and  resubstitution,  for me and in my capacity as a Director or
Trustee of  Centennial  California  Tax-Exempt  Trust,  Centennial  Government
Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt  Trust,
Centennial Tax-Exempt Trust,  Oppenheimer Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion Income Fund,  Oppenheimer  Equity Fund, Inc.,
Oppenheimer  High  Yield  Fund,   Oppenheimer  Integrity  Funds,   Oppenheimer
International   Bond   Fund,   Oppenheimer   Limited-Term   Government   Fund,
Oppenheimer  Main Street  Funds,  Inc.,  Oppenheimer  Main Street  Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer  Principal Protected Trust,  Oppenheimer Principal Protected Trust
II, Oppenheimer  Principal  Protected Trust III,  Oppenheimer Real Asset Fund,
Oppenheimer  Senior  Floating Rate Fund,  Oppenheimer  Strategic  Income Fund,
Oppenheimer  Variable Account Funds,  Panorama Series Fund, Inc (the "Funds"),
to  sign on my  behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the Securities
Act of  1933,  the  Investment  Company  Act of 1940  and any  amendments  and supplements  thereto,  and proxy  statements or other  documents in connection thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other documents  in  connection  therewith,  with the U.S.  Securities  and Exchange
Commission,  granting  unto said  attorneys-in-fact  and  agents,  and each of them,  full power and authority to do and perform each and every act and thing requisite and  necessary to be done in and about the premises,  as fully as to all intents and  purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 29th day of August, 2006

/s/ George C. Bowen
________________________
George C. Bowen

Witness:  /s/ Kathleen Ives
 _______________________________
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Phillip  Gillespie,  Mitchell J.  Lindauer and Kathleen T. Ives
each as my true and  lawful  attorney-in-fact  and  agent,  with full power of substitution  and  resubstitution,  for me and in my capacity as a Director or
Trustee of  Centennial  California  Tax-Exempt  Trust,  Centennial  Government
Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt  Trust,
Centennial Tax-Exempt Trust,  Oppenheimer Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion Income Fund,  Oppenheimer  Equity Fund, Inc.,
Oppenheimer  High  Yield  Fund,   Oppenheimer  Integrity  Funds,   Oppenheimer
International   Bond   Fund,   Oppenheimer   Limited-Term   Government   Fund,
Oppenheimer  Main Street  Funds,  Inc.,  Oppenheimer  Main Street  Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer  Principal Protected Trust,  Oppenheimer Principal Protected Trust
II, Oppenheimer  Principal  Protected Trust III,  Oppenheimer Real Asset Fund,
Oppenheimer  Senior  Floating Rate Fund,  Oppenheimer  Strategic  Income Fund,
Oppenheimer  Variable Account Funds,  Panorama Series Fund, Inc (the "Funds"),
to  sign on my  behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the Securities
Act of  1933,  the  Investment  Company  Act of 1940  and any  amendments  and supplements  thereto,  and proxy  statements or other  documents in connection thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other documents  in  connection  therewith,  with the U.S.  Securities  and Exchange
Commission,  granting  unto said  attorneys-in-fact  and  agents,  and each of them,  full power and authority to do and perform each and every act and thing requisite and  necessary to be done in and about the premises,  as fully as to all intents and  purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 29th day of August, 2006

/s/ Edward Cameron
________________________
Edward Cameron

Witness:  /s/ Kathleen Ives
_______________________________
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Phillip  Gillespie,  Mitchell J.  Lindauer and Kathleen T. Ives
each as my true and  lawful  attorney-in-fact  and  agent,  with full power of substitution  and  resubstitution,  for me and in my capacity as a Director or
Trustee of  Centennial  California  Tax-Exempt  Trust,  Centennial  Government
Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt  Trust,
Centennial Tax-Exempt Trust,  Oppenheimer Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion Income Fund,  Oppenheimer  Equity Fund, Inc.,
Oppenheimer  High  Yield  Fund,   Oppenheimer  Integrity  Funds,   Oppenheimer
International   Bond   Fund,   Oppenheimer   Limited-Term   Government   Fund,
Oppenheimer  Main Street  Funds,  Inc.,  Oppenheimer  Main Street  Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer  Principal Protected Trust,  Oppenheimer Principal Protected Trust
II, Oppenheimer  Principal  Protected Trust III,  Oppenheimer Real Asset Fund,
Oppenheimer  Senior  Floating Rate Fund,  Oppenheimer  Strategic  Income Fund,
Oppenheimer  Variable Account Funds,  Panorama Series Fund, Inc (the "Funds"),
to  sign on my  behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the Securities
Act of  1933,  the  Investment  Company  Act of 1940  and any  amendments  and supplements  thereto,  and proxy  statements or other  documents in connection thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other documents  in  connection  therewith,  with the U.S.  Securities  and Exchange
Commission,  granting  unto said  attorneys-in-fact  and  agents,  and each of them,  full power and authority to do and perform each and every act and thing requisite and  necessary to be done in and about the premises,  as fully as to all intents and  purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 22nd day of September 2006

/s/ Jon S. Fossel
________________________
Jon S. Fossel

Witness: /s/ Kathleen Ives
_______________________________
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Phillip  Gillespie,  Mitchell J.  Lindauer and Kathleen T. Ives
each as my true and  lawful  attorney-in-fact  and  agent,  with full power of substitution  and  resubstitution,  for me and in my capacity as a Director or
Trustee of  Centennial  California  Tax-Exempt  Trust,  Centennial  Government
Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt  Trust,
Centennial Tax-Exempt Trust,  Oppenheimer Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion Income Fund,  Oppenheimer  Equity Fund, Inc.,
Oppenheimer  High  Yield  Fund,   Oppenheimer  Integrity  Funds,   Oppenheimer
International   Bond   Fund,   Oppenheimer   Limited-Term   Government   Fund,
Oppenheimer  Main Street  Funds,  Inc.,  Oppenheimer  Main Street  Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer  Principal Protected Trust,  Oppenheimer Principal Protected Trust
II, Oppenheimer  Principal  Protected Trust III,  Oppenheimer Real Asset Fund,
Oppenheimer  Senior  Floating Rate Fund,  Oppenheimer  Strategic  Income Fund,
Oppenheimer  Variable Account Funds,  Panorama Series Fund, Inc (the "Funds"),
to  sign on my  behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the Securities
Act of  1933,  the  Investment  Company  Act of 1940  and any  amendments  and supplements  thereto,  and proxy  statements or other  documents in connection thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other documents  in  connection  therewith,  with the U.S.  Securities  and Exchange
Commission,  granting  unto said  attorneys-in-fact  and  agents,  and each of them,  full power and authority to do and perform each and every act and thing requisite and  necessary to be done in and about the premises,  as fully as to all intents and  purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 29th day of August, 2006

/s/ Sam Freedman
________________________
Sam Freedman

Witness:  /s/ Kathleen Ives
_______________________________
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Phillip  Gillespie,  Mitchell J.  Lindauer and Kathleen T. Ives
each as my true and  lawful  attorney-in-fact  and  agent,  with full power of substitution  and  resubstitution,  for me and in my capacity as a Director or
Trustee of  Centennial  California  Tax-Exempt  Trust,  Centennial  Government
Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt  Trust,
Centennial  Tax-Exempt Trust, (the "Funds"),  to sign on my behalf any and all
Registration   Statements   (including   any   post-effective   amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 29th day of August, 2006

/s/ Richard F. Grabish
________________________
Richard F. Grabish

Witness:  /s/ Kathleen Ives
_______________________________
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Phillip  Gillespie,  Mitchell J.  Lindauer and Kathleen T. Ives
each as my true and  lawful  attorney-in-fact  and  agent,  with full power of substitution  and  resubstitution,  for me and in my capacity as a Director or
Trustee of  Centennial  California  Tax-Exempt  Trust,  Centennial  Government
Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt  Trust,
Centennial Tax-Exempt Trust,  Oppenheimer Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion Income Fund,  Oppenheimer  Equity Fund, Inc.,
Oppenheimer  High  Yield  Fund,   Oppenheimer  Integrity  Funds,   Oppenheimer
International   Bond   Fund,   Oppenheimer   Limited-Term   Government   Fund,
Oppenheimer  Main Street  Funds,  Inc.,  Oppenheimer  Main Street  Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer  Principal Protected Trust,  Oppenheimer Principal Protected Trust
II, Oppenheimer  Principal  Protected Trust III,  Oppenheimer Real Asset Fund,
Oppenheimer  Strategic  Income  Fund,   Oppenheimer  Variable  Account  Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my behalf any and all
Registration   Statements   (including   any   post-effective   amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 29th day of August, 2006

/s/ Beverly L. Hamilton
________________________
Beverly L. Hamilton

Witness:  /s/ Kathleen Ives
_______________________________
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Phillip  Gillespie,  Mitchell J.  Lindauer and Kathleen T. Ives
each as my true and  lawful  attorney-in-fact  and  agent,  with full power of substitution  and  resubstitution,  for me and in my capacity as a Director or
Trustee of  Centennial  California  Tax-Exempt  Trust,  Centennial  Government
Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt  Trust,
Centennial Tax-Exempt Trust,  Oppenheimer Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion Income Fund,  Oppenheimer  Equity Fund, Inc.,
Oppenheimer  High  Yield  Fund,   Oppenheimer  Integrity  Funds,   Oppenheimer
International   Bond   Fund,   Oppenheimer   Limited-Term   Government   Fund,
Oppenheimer  Main Street  Funds,  Inc.,  Oppenheimer  Main Street  Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer  Principal Protected Trust,  Oppenheimer Principal Protected Trust
II, Oppenheimer  Principal  Protected Trust III,  Oppenheimer Real Asset Fund,
Oppenheimer  Strategic  Income  Fund,   Oppenheimer  Variable  Account  Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my behalf any and all
Registration   Statements   (including   any   post-effective   amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 29th day of August, 2006

/s/ Robert J. Malone
________________________
Robert J. Malone

Witness:  /s/ Kathleen Ives
_______________________________
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Phillip  Gillespie,  Mitchell J.  Lindauer and Kathleen T. Ives
each as my true and  lawful  attorney-in-fact  and  agent,  with full power of substitution  and  resubstitution,  for me and in my capacity as a Director or
Trustee of  Centennial  California  Tax-Exempt  Trust,  Centennial  Government
Trust,  Centennial Money Market Trust,  Centennial New York Tax-Exempt  Trust,
Centennial Tax-Exempt Trust,  Oppenheimer Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion Income Fund,  Oppenheimer  Equity Fund, Inc.,
Oppenheimer  High  Yield  Fund,   Oppenheimer  Integrity  Funds,   Oppenheimer
International   Bond   Fund,   Oppenheimer   Limited-Term   Government   Fund,
Oppenheimer  Main Street  Funds,  Inc.,  Oppenheimer  Main Street  Opportunity
Fund,  Oppenheimer  Main Street Small Cap Fund,  Oppenheimer  Municipal  Fund,
Oppenheimer  Principal Protected Trust,  Oppenheimer Principal Protected Trust
II, Oppenheimer  Principal  Protected Trust III,  Oppenheimer Real Asset Fund,
Oppenheimer  Senior  Floating Rate Fund,  Oppenheimer  Strategic  Income Fund,
Oppenheimer  Variable Account Funds,  Panorama Series Fund, Inc (the "Funds"),
to  sign on my  behalf  any and all  Registration  Statements  (including  any post-effective  amendments to  Registration  Statements)  under the Securities
Act of  1933,  the  Investment  Company  Act of 1940  and any  amendments  and supplements  thereto,  and proxy  statements or other  documents in connection thereunder,  and to file  the  same,  with all  exhibits  thereto,  and  other documents  in  connection  therewith,  with the U.S.  Securities  and Exchange
Commission,  granting  unto said  attorneys-in-fact  and  agents,  and each of them,  full power and authority to do and perform each and every act and thing requisite and  necessary to be done in and about the premises,  as fully as to all intents and  purposes as I might or could do in person,  hereby  ratifying and confirming all that said  attorneys-in-fact  and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 29th day of August, 2006

/s/ F. William Marshall, Jr.
________________________
F. William Marshall, Jr.

Witness:  /s/ Kathleen Ives
_______________________________
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Phillip  Gillespie,  Mitchell J.  Lindauer and Kathleen T. Ives
each as my true and  lawful  attorney-in-fact  and  agent,  with full power of substitution  and  resubstitution,  for me and in my  capacity  as a  Trustee,
President and Principal Executive Officer of Centennial  California Tax-Exempt
Trust,  Centennial Government Trust, Centennial Money Market Trust, Centennial
New York Tax-Exempt Trust,  Centennial  Tax-Exempt Trust,  Oppenheimer Capital
Income Fund,  Oppenheimer  Cash Reserves,  Oppenheimer  Champion  Income Fund,
Oppenheimer  Equity  Fund,  Inc.,  Oppenheimer  High Yield  Fund,  Oppenheimer
Integrity   Funds,   Oppenheimer    International   Bond   Fund,   Oppenheimer
Limited-Term   Government   Fund,   Oppenheimer   Main  Street  Funds,   Inc.,
Oppenheimer Main Street  Opportunity  Fund,  Oppenheimer Main Street Small Cap
Fund,  Oppenheimer  Municipal Fund,  Oppenheimer  Principal  Protected  Trust,
Oppenheimer  Principal  Protected Trust II,  Oppenheimer  Principal  Protected
Trust III,  Oppenheimer  Real Asset Fund,  Oppenheimer  Senior  Floating  Rate
Fund,  Oppenheimer Strategic Income Fund,  Oppenheimer Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my behalf any and all
Registration   Statements   (including   any   post-effective   amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 29th day of August, 2006

/s/ John V. Murphy
________________________
John V. Murphy

Witness:  /s/ Kathleen Ives
_______________________________
        Kathleen Ives
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned,  constitutes and  appoints  Phillip  Gillespie,  Mitchell J.  Lindauer and Kathleen T. Ives
each as my true and  lawful  attorney-in-fact  and  agent,  with full power of substitution  and  resubstitution,  for me and in my capacity as Treasurer and
Principal   Financial  and   Accounting   Officer  of  Centennial   California
Tax-Exempt Trust,  Centennial Government Trust, Centennial Money Market Trust,
Centennial  New  York   Tax-Exempt   Trust,   Centennial   Tax-Exempt   Trust,
Oppenheimer  Capital  Income  Fund  Oppenheimer  Cash  Reserves,   Oppenheimer
Champion Income Fund,  Oppenheimer  Equity Fund, Inc.,  Oppenheimer High Yield
Fund,  Oppenheimer  Integrity  Funds,  Oppenheimer  International  Bond  Fund,
Oppenheimer  Limited-Term  Government  Fund,  Oppenheimer  Main Street  Funds,
Inc.,  Oppenheimer Main Street Opportunity Fund, Oppenheimer Main Street Small
Cap Fund,  Oppenheimer Municipal Fund,  Oppenheimer Principal Protected Trust,
Oppenheimer  Principal  Protected Trust II,  Oppenheimer  Principal  Protected
Trust III,  Oppenheimer  Real Asset Fund,  Oppenheimer  Senior  Floating  Rate
Fund,  Oppenheimer Strategic Income Fund,  Oppenheimer Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my behalf any and all
Registration   Statements   (including   any   post-effective   amendments  to
Registration  Statements)  under the  Securities  Act of 1933,  the Investment
Company Act of 1940 and any  amendments  and  supplements  thereto,  and proxy statements or other documents in connection thereunder,  and to file the same, with all exhibits thereto, and other documents in connection  therewith,  with
the  U.S.   Securities   and   Exchange   Commission,   granting   unto   said
attorneys-in-fact  and agents,  and each of them,  full power and authority to do and perform  each and every act and thing  requisite  and  necessary  to be done in and about the  premises,  as fully as to all intents and purposes as I might or could do in person,  hereby  ratifying and  confirming  all that said attorneys-in-fact  and agents,  and each of them,  may lawfully do or cause to be done by virtue hereof.

Dated this 29th day of August, 2006

/s/ Brian W. Wixted
________________________
Brian W. Wixted

Witness:  /s/ Kathleen Ives
_______________________________
        Kathleen Ives
        Assistant Secretary